RESTRICTIVE COVENANTS AGREEMENT


THIS RESTRICTIVE COVENANTS AGREEMENT ("Agreement") is made and entered into as of this 11th day of July, 1996, by and between Geriatric & Medical Companies, Inc., a Delaware corporation (collectively with all of its affiliates, "G&MC") and Daniel Veloric ("Veloric").

         BACKGROUND


WHEREAS, G&MC, Genesis Health Ventures, Inc., a Pennsylvania corporation ("Genesis"), and a wholly owned subsidiary of Genesis ("Newco") have entered into an Agreement and Plan of Merger dated the date hereof (the "Merger Agreement"), pursuant to which Newco, at the Effective Time (as defined in
Section 2.3 of the Merger Agreement), will merge with and into G&MC making G&MC a wholly owned subsidiary of Genesis (the "Merger"); and

WHEREAS, prior to the Effective Time of the Merger, Veloric has been and will be an employee of G&MC; and

WHEREAS, after the Effective Time of the Merger, G&MC intends to continue its business and will enter into a consulting agreement with Veloric; and

WHEREAS, Veloric has substantial experience in the health care industry in which G&MC conducts its business; and

WHEREAS, G&MC and Genesis would suffer damages, including the loss of profits, if Veloric or any person, corporation, partnership or any other entity affiliated with Veloric (an "Affiliate") engaged in, solicited on behalf of, supported, or promoted, directly or indirectly, a Competitive Business (as defined in Section 1.2); and

WHEREAS, G&MC and Genesis would not have entered into the Merger Agreement absent the execution by Veloric of this Agreement; and

WHEREAS, it is in the interest of Veloric that the transactions contemplated by the Merger Agreement be consummated; and

WHEREAS,   this  Agreement  has  been  reached  in  good  faith  in  arms-length negotiations.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the parties agree as follows:

 Trade Secrets and Covenant Not-To-Compete.

Veloric shall not, at any time after the Effective Time of the Merger, except with the express prior written consent of G&MC or Genesis, directly or indirectly, disclose, communicate or divulge to any Person, or use for the benefit of any Person, any secret, confidential or proprietary knowledge or information with respect to the conduct or details of G&MC or the business engaged in by G&MC including, but not limited to, technical know-how, Software, methods of production, processes, customers, prospects, costs, designs, marketing methods and strategies, finances and suppliers. For the purposes of this subsection, "Software" means any computer program, operating system, applications system, firmware or software of any kind or nature whatsoever, including, without limitation, all object code, source code, technical manuals, user manuals and other documentation therefor, whether in machine-readable form, a programming language or any other language or symbols, and whether stored, encoded, recorded or written on disk, tape, film, memory device, paper or other media. The provisions of this Section 1.1 shall not apply to any information which at the time of disclosure (i) is generally available to or known to the public (other than as a result of disclosure directly or indirectly by Veloric) or (ii) Veloric, at the direction and authorization of G&MC, is required to disclose in connection with the performance by Veloric of his responsibilities as a consultant of G&MC. If Veloric is required in a judicial, administrative or governmental proceeding to disclose any information which is the subject of the restrictions contained in this Section, then Veloric will notify G&MC as soon as possible so that G&MC may either seek an appropriate protective order or relief, or waive the provisions of this Section. If, in the absence of such an order, relief or waiver, Veloric is required, in the written opinion of counsel, to disclose such information to any court, administrative agency or governmental authority or else stand liable for contempt or other penalty, then Veloric may disclose such information without liability under this Agreement.

Veloric shall not, for a period of ten (10) years after the Effective Time of the Merger, in any capacity (including, but not limited to, owner, partner, shareholder, consultant, agent, employee, officer, director or otherwise), directly or indirectly, for his own account or for the benefit of any Person, establish, engage in or be connected with any Competitive Business. As used herein, the term "Competitive Business" means any business conducted in any geographic markets in which G&MC or Genesis now or hereafter conducts its business and which relates to the provision of home care services and equipment, life support and ambulance services, family support services, physician services, pharmaceutical and medical supplies, pharmacy benefit management services, healthcare hospitality services, retirement communities, assisted living communities, diagnostic and rehabilitation services, short- or long-term care, care of elderly populations or any other services in the health care industry.

Veloric shall not, for a period of ten (10) years after the Effective Time of the Merger, except with the express prior written consent of G&MC or Genesis or otherwise contemplated by the Merger Agreement, directly or indirectly, whether as a consultant, employee, owner, partner, agent, director, officer, shareholder or in any other capacity, for his own account or for the benefit of any Person:
(i) solicit, divert or induce any of GM&C's or Genesis' employees to leave or to work for him or any Person with which he is connected; or (ii) hire any of G&MC's or Genesis' employees other than employees who have been involuntarily terminated by G&MC or Genesis or (iii) communicate with or solicit any Person who is or during such period becomes a customer, supplier, salesman, agent or representative of G&MC, in any manner which interferes or might interfere with such Person's relationship with G&MC, or in an effort to

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



obtain such Person as a customer, supplier, salesman, agent, or representative of any Competitive Business.

1.4 Notwithstanding the foregoing, without being deemed to have breached the covenants or agreements contained in this Section 1, Veloric may acquire investment or ownership interests (direct or indirect) in a company which is engaged in a Competitive Business, so long as Veloric is not actively involved in the management of such company or its business.

Consideration. As consideration for the covenants and agreements of Veloric contained herein, G&MC shall pay Veloric $475,000 at the Effective Time of the Merger. Provided that Veloric has not breached any of the covenants and agreements of the Veloric set forth in Section 1, the continuing effect of such covenants and agreements shall be subject to and contingent upon G&MC satisfying in full its obligation to provide the consideration set forth in this Section 2.

Equitable Remedies. The parties to this Agreement agree that any breach by Veloric of the covenants and agreements contained in Section 1 will result in irreparable injury to G&MC and/or Genesis for which money damages could not adequately compensate G&MC and/or Genesis. Therefore, in the event of any such breach, G&MC and/or Genesis shall be entitled (in addition to any other rights and remedies which it may have at law or in equity) to have an injunction issued by any competent court of equity enjoining and restraining Veloric and/or any other Person involved therein from continuing such breach. In any action to enforce the provisions of Section 1, Veloric and/or any other Person involved therein shall expressly waive the defense that G&MC's and/or Genesis' remedy at law is adequate. The existence of any claim or cause of action which Veloric may have against G&MC, Genesis or any other Person (whether under this Agreement or otherwise) shall not constitute a defense to or bar the enforcement of any of the covenants or agreements contained in Section 1. If G&MC and/or Genesis is obligated to resort to the courts for the enforcement of any of the covenants or agreements contained herein, or if the covenants or agreements are otherwise the subject of litigation between the parties, then, upon the determination by a court of competent jurisdiction that Veloric is in breach of any of the covenants contained in this Agreement, the term of the covenants set forth in this Agreement shall be extended for a period of time equal to the period of such breach.

Enforceability. If any portion of the covenants or agreements contained herein, or the application thereof, is construed to be invalid or unenforceable, then the other portions of such covenant(s) or agreement(s) or the application thereof shall not be affected and shall be given full force and effect without regard to the invalid or unenforceable portions. If any covenant or agreement herein is held to be unenforceable because of the area covered, the duration thereof, or the scope thereof, then the court making such determination shall have, for purposes of enforcement in equity, the power to reduce the area and/or duration and/or limit the scope thereof, and the covenant or agreement shall then be enforceable in its reduced form.

Intent of Parties. Each of the parties hereto recognizes and agrees that this Agreement is necessary and essential to enable G&MC and Genesis to realize and derive all of the benefits, rights and expectation of the Merger Agreement; that the area and duration of the covenants herein are in all things, under the circumstances of the Merger Agreement, reasonable; and that good and valuable consideration exists for Veloric's agreeing to be bound by such covenants.

Definition. As used herein, the term "Person" means any individual, sole proprietorship, joint venture, partnership, corporation, association, joint-stock company, unincorporated organization, cooperative, trust, estate, government (or any branch, subdivision or agency thereof), governmental, administrative or regulatory authority, or any other entity of any kind or nature whatsoever.


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

Parties In Interest. This Agreement and all terms, covenants and conditions contained herein shall inure to the benefit of and shall be binding upon the undersigned parties and their respective heirs, executors, administrators, trustees, successors and assigns. None of Veloric's rights or obligations hereunder are transferrable or assignable to any other party and, subject to such restriction, the provisions hereof shall extend to and be binding upon Veloric's respective successors and assigns. Genesis shall be deemed a third party beneficiary under this Agreement. The covenants of Veloric contained in this Agreement may be assigned by Genesis to any Person who acquires, whether by purchase or otherwise, G&MC.

Governing Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE
PARTIES HERETO SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, but only one of which need be produced.

Headings. The headings of this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of this Agreement.

                                                       *****

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


IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                               GERIATRIC & MEDICAL COMPANIES, INC.


                                By: /s/ Arthur A. Carr, Jr.
                                        Executive Vice President



                                       DANIEL VELORIC